Exhibit 10.6

                                     Form of

                            2005 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (the "Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between Crimson Exploration Inc. a Delaware corporation (the "Company"), and the participant named below (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan").

          Participant:
                                           -------------------------------------

          Social Security Number:
                                           -------------------------------------

          Address:
                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------

          Total Option Shares
                                           -------------------------------------

          Exercise Price Per Share:
                                           -------------------------------------

          Date of Grant:
                                           -------------------------------------

          Expiration Date:                 [10 years from date of grant]

          Type of Stock Option:            |_|  Incentive Stock Option

                                           |_| Nonqualified Stock Option

     1. Grant of Option. The Company hereby grants to Participant an option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (an "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), although the Company makes no representation or guarantee that such Option will qualify as an ISO.

     2.   Exercise Period; Vesting.

          2.1. Regular Vesting. Unless expired as provided in Section 3 of this Agreement, this Option may be exercised from time to time after the Date of Grant set forth above (the "Date of Grant") to the extent the Option has vested


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


in accordance with the vesting schedule set forth below. The Shares issued upon exercise of the Option will be subject to the restrictions on transfer set forth in Sections 8 and 10 below. Provided Participant continues to provide Continuous Service to the Company or any Affiliate, the Option will become vested and exercisable with respect to [insert vesting schedule], at which time the Option will be vested and exercisable with respect to one hundred percent (100%) of the Shares. A vested Option may not be exercised for less than a full share unless the currently exercisable portion of such Option is less than a whole share.

          2.2. Change of Control. [In the event of a Change of Control (as such term is defined in the Employment Agreement between the Participant and the Company), vesting shall be accelerated and this Option shall become immediately vested and exercisable with respect to one hundred percent (100%) of the Shares without regard to the Participant's number of years of Continuous Service.]

          2.3. Termination Without Cause or for Good Reason. [In the event Participant's Continuous Service is terminated by the Company without Cause or by Participant for Good Reason (as such terms are defined in the Employment Agreement between the Participant and the Company), vesting shall be accelerated and this Option shall become immediately vested and exercisable with respect to one hundred percent (100%) of the Shares without regard to the Participant's number of years of Continuous Service.]

          2.4. Death or Disability. In the event Participant's Continuous Service is terminated on account of death or Disability, for purposes of determining vesting under Section 2.1, Participant shall be deemed to continue Continuous Service through the date that is the anniversary of the Date of Grant coincident with or next following the date of such termination.

     3. Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below or, if applicable, pursuant to
Section 10 of the Plan.

     4.   Termination of Continuous Service.

          4.1. Termination for Cause or Participant's Voluntary Resignation. Unless otherwise provided in an employment agreement the terms of which have been approved by the Administrator, if Participant's Continuous Service is terminated by Company for Cause or by the Participant's voluntary resignation, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of termination, may be exercised by Participant no later than 30 days after the date of termination, but in any event no later than the Expiration Date. Outstanding Options that are not exercisable at the time Participant's Continuous Service terminates shall be forfeited and expire at the close of business on the date of such termination.

          4.2. Termination Because of Death or Disability. If Participant's Continuous Service is terminated because of death or Disability of Participant, the Option, to the extent exercisable by Participant on the date of termination (subject to Section 2.4), may be exercised by Participant (or Participant's legal representative) no later than the Expiration Date.

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

Outstanding Options that are not exercisable at the time Participant's Continuous Service terminates shall be forfeited and expire at the close of business on the date of such termination.

          4.3. Change of Control. If Participant's Continuous Service is terminated by the Company without Cause or by the Participant for Good Reason within one year following a Change of Control, the Option may be exercised by Participant (or Participant's legal representative) no later than three years after the date of termination, but in any event no later than the Expiration Date.

          4.4. Termination Without Cause or for Good Reason. In the event Participant's Continuous Service is terminated by the Company without Cause or by Participant for Good Reason, the Option may be exercised by Participant (or Participant's legal representative) no later than twelve months after the date of termination, but in any event no later than the Expiration Date.

          4.5.   No Obligation to Employ. Nothing in the Plan or this
Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Participant's employment or other relationship at any time, with or without Cause.

     5.   Manner of Exercise.

          5.1. Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the "Exercise Agreement"), which shall set forth, inter alia, (a) Participant's election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and
(d) any representations warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

          5.2. Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised for fewer than one (1) Share unless it is exercised as to all Shares as to which the Option is then exercisable.

          5.3. Payment. The entire Exercise Price of this Option to purchase shares of Common Stock issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate exercise price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                 (a) paying all or a portion of the aggregate exercise price for the number of shares of Common Stock being purchased by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock where such shares have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (collectively a "Stock For Stock Exercise"); provided, however, that the shares of Common Stock used in such Stock for Stock Exercise (i) have either (1) been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests.

                 (b) during any period for which the Common Stock is publicly traded (i.e., the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), (i) a copy of instructions to a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") directing such broker to sell the shares of Stock for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company (collectively referred to as a "Cashless Exercise"); provided, however, a Cashless Exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, a Parent or Subsidiary in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78m(k)) shall be prohibited;

                 (c) by cancellation of indebtedness of the Company to the Participant;

                 (d) by waiver of compensation due or accrued to Participant for services rendered;

                 (e) by any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note. However, if there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market


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

Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78m(k)) shall be prohibited; or

                 (f)   by any combination of the foregoing.

          5.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Administrator permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value that does not exceed the minimum statutory amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          5.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     6. Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant will satisfy any obligation in the event any such disposition causes Participant to be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     7. Compliance with Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

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


     8. Nontransferability of Option. If the Option is an ISO, the Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant. If the Option is not an ISO, upon written approval by the Administrator, it may be transferred by gift or domestic relations order to a member of the Participant's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

     9. Privileges of Stock Ownership. Participant shall not have any of the rights of a Stockholder with respect to any Shares until the Shares are issued to Participant.

     10. Obligation To Sell. Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of shares of Stock hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

     11.  Restrictions On Transfer.

          11.1. Securities Law Restrictions. Regardless of whether the offering and sale of shares of Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such shares of Stock (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          11.2. Market Stand-Off. If an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters


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(the "Market Stand-Off"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Stock acquired under this Agreement until the end of the applicable stand-off period If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Stock subject to the Market Stand-Off, or into which such shares of Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

          11.3. Transfer of Stock Acquired Under Plan. Notwithstanding anything to the contrary herein, if the Shares acquired upon exercise of this Option are not readily tradable on an established securities market, Participant may not transfer Shares acquired under this Plan within six months after the purchase of such Shares (the "Six Months Holding Period"), other than, if permitted by the Administrator in its discretion: (a) to satisfy minimum tax withholding requirements, or (b) to a Permitted Transferee.

          11.4. Investment Intent at Grant. If the grant of this option under the Plan is not registered under federal or state securities laws, but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree, at the time of grant of this option, that the security being acquired upon the grant of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          11.5. Investment Intent at Exercise. If the sale of shares of Stock under the Plan is not registered under federal or state securities laws, but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the shares of Stock being acquired upon exercise of this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          11.6. Legends. All certificates evidencing shares of Stock purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN 2005 STOCK INCENTIVE PLAN, THE OPTION AGREEMENT AND THE EXERCISE AGREEMENT PURSUANT TO WHICH THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN AND OPTION AGREEMENT AND THE TERMS OF THE EXERCISE AGREEMENT."


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


          11.7. Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Stock sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of shares of Stock but without such legend.

          11.8. Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

     12.  General.

          12.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

          12.2. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supercede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exit between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

          12.3. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

          12.4. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

          12.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.


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

     13. Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

     14. Section 409A Limitation. In the event the Administrator determines at any time that this Option has been granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code, notwithstanding any provision of the Plan or this Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code, in accordance with Section 7 of the Plan. The specified exercise date and term shall be the default date and term specified in
Section 7 of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code and Section 7 of the Plan.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

                                       CRIMSON EXPLORATION INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       PARTICIPANT



                                       -----------------------------------------
                                       (Signature)

                                       Printed Name:
                                                     ---------------------------

                                    EXHIBIT A

                     FORM OF STOCK OPTION EXERCISE AGREEMENT

                            2005 STOCK INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT

     This Stock Option Exercise Agreement (the "Exercise Agreement") is made and entered into as of _________________ (the "Effective Date"), by and between Crimson Exploration Inc., a Delaware corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2005 Stock Incentive Plan (the "Plan") or the Stock Option Agreement.

                Participant:
                                                 -------------------------------

                Social Security Number:
                                                 -------------------------------

                Address:
                                                 -------------------------------


                                                 -------------------------------

                Option Shares Being Purchased:
                                                 -------------------------------

                Exercise Price Per Share:
                                                 -------------------------------

                Date of Grant:
                                                 -------------------------------

                Expiration Date:
                                                 -------------------------------

                Type of Stock Option:            |_|  Incentive Stock Option

                                                 |_|  Nonqualified Stock Option

     1.         Exercise of Option.

                1.1. Exercise. Pursuant to exercise of that certain option (the "Option") granted to Purchaser under the Plan and the Stock Option Agreement and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "Exercise Price"). As used in this Exercise Agreement, the term "Shares" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                1.2. Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:
                                                  ------------------------------


                                          Stock Option Exercise Agreement Page 1

                  Purchaser desires to take title to the Shares as follows:

                  |_|      Individual, as separate property

                  |_|      Husband and wife, as community property

                  |_|      Joint Tenants

                  |_|      Other; please specify:
                                                  ------------------------------

                  1.3. Payment. Purchaser hereby delivers payment of the Exercise Price:

                  1.1      |_|      in cash (by check), whether or not acquired
through a loan from the Company, in the amount of $_________, receipt of which is acknowledged by the Company;

                  |_|      by a broker assisted cashless exercise procedure that
has been approved by the Company;

                  |_|      by tender of _______  shares of the  Company's Common
Stock that has been owned for at least six months in a Stock-for-Stock exercise;

                  |_|      by delivery of a promissory  note payable to the
Company, in the amount of $_________; or

                  |_|      other method or form of  consideration  that is
acceptable to the Plan Administrator in its sole discretion.

                  Payment of the Exercise Price in any form other than cash is subject to the advance approval of the Plan Administrator in its sole discretion.

     2.           Delivery.

                  2.1. Deliveries by Purchaser. Purchaser hereby delivers to the Company (a) this Exercise Agreement, (b) if Purchaser is married, a consent of spouse in the form of Exhibit A attached hereto executed by Purchaser's spouse, (c) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, or, if permitted under applicable law and permitted by the Administrator, a secured full recourse promissory note ("Note") and (d) if the Purchaser has provided a Note for exercise of the Shares, a stock pledge agreement executed by Purchaser ("Pledge Agreement") and two (2) copies of a blank stock power ("Stock Power"), both executed by Purchaser (and Purchaser's spouse, if any).

                                          Stock Option Exercise Agreement Page 2

                  2.2. Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1 hereof, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, provided, however, if the Purchaser has provided a Note for exercise of the Shares, such stock certificate shall be placed in escrow as provided in Section 10 hereof to secure payment of Purchaser's obligation under the Note.

     3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

                  3.1. Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax advisor prior to such exercise or disposition.

                  3.2. SEC Rule 144. Purchaser understands that Rule 144 promulgated under the Securities Act may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

     4. Compliance with Securities Laws. Purchaser understands and acknowledges that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

     5. Rights as a Stockholder. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

     6. Escrow. If the Purchaser has provided a Note for exercise of the Shares, as security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will remain in escrow so long as they are subject to the Pledge Agreement.


                                          Stock Option Exercise Agreement Page 3

     7. Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISOR THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN ADDITION TO THE FOREGOING, THE COMPANY SHALL HAVE NO LIABILITY TO ANY PARTICIPANT OR ANY OTHER PERSON IF AN OPTION DESIGNATED AS AN INCENTIVE STOCK OPTION FAILS TO QUALIFY AS SUCH AT ANY TIME OR IF AN OPTION IS DETERMINED TO CONSTITUTE "NONQUALIFIED DEFERRED COMPENSATION" WITHIN THE MEANING OF SECTION 409A OF THE CODE AND THE TERMS OF SUCH OPTION DO NOT SATISFY THE ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE AND SECTION 7 OF THE PLAN.

     8. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state, local and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     9. Obligation To Sell. Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of shares of Stock hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

     10. Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.


                                          Stock Option Exercise Agreement Page 4

     11. Governing Law; Severability. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     12. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (a) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested),
(b) two (2) business day after its deposit with any return receipt express courier (prepaid), or (c) one (1) business day after transmission by facsimile.

     13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

     14. Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

     15. Entire Agreement. The Plan, the Stock Option Agreement,this Exercise Agreement, together with all Exhibits thereto constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. If there is any inconsistency between the terms of this Exercise Agreement and the terms of the Plan and Stock Option Agreement, the terms of the Plan and Stock Option Agreement shall govern and control.

                            [SIGNATURE PAGE FOLLOWS]


                                          Stock Option Exercise Agreement Page 5

     1.2 IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.
                                    CRIMSON EXPLORATION INC.



                                    By:
                                             -----------------------------------

                                    Name:
                                             -----------------------------------

                                    Title:
                                             -----------------------------------





                                    PARTICIPANT




                                    --------------------------------------------
                                    (Signature)

                                    Printed Name:
                                                  ------------------------------


                                          Stock Option Exercise Agreement Page 6

                                    EXHIBIT A

                                 SPOUSE CONSENT


                                          Stock Option Exercise Agreement Page 7

                                 SPOUSE CONSENT

     The undersigned spouse of ____________________________ (the "Purchaser") has read, understands, and hereby approves the Stock Option Exercise Agreement (the "Agreement") between Purchaser and Crimson Exploration Inc., a Delaware corporation (the "Company"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                       Dated:
                                              ----------------------------------



                                       SPOUSE








                                       -----------------------------------------
                                       (Signature)




                                       -----------------------------------------
                                       Printed Name

                                       Address:
                                                --------------------------------

                                       -----------------------------------------

                                       -----------------------------------------


                                          Stock Option Exercise Agreement Page 8